                                                                   EXHIBIT 10.30

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION UNDER THE SECURITIES ACT, AND EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A "U.S. PERSON" AND IS ACQUIRING THIS SECURITY IN AN "OFFSHORE TRANSACTION" PURSUANT TO REGULATION S (IN EACH CASE WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT); AND (2) AGREES THAT IT WILL NOT OFFER, RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (B) TO THE COMPANY, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S OR (D) PURSUANT TO RULE 144 OR (E) PURSUANT TO ANY OTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (IF AVAILABLE) SUBJECT IN EACH OF THE FOREGOING CASES TO ANY REQUIREMENTS OF LAW THAT THE DISPOSITION OF THE PROPERTY OF SUCH HOLDER BE AT ALL TIMES WITHIN SUCH HOLDER'S CONTROL AND TO COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS WARRANT IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN THE CASE OF ANY TRANSFER REFERRED TO IN CLAUSES 2(D) OR 2(E) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. IN ALL SITUATIONS THE HOLDER WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS WARRANT ON THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT EXCEPT AS PERMITTED BY THE SECURITIES ACT.

WARRANT NO. SD-1

Date of Issuance: May 27, 2004

                                 PLANETOUT INC.

                          Common Stock Purchase Warrant

                             Void after May 27, 2009

      PlanetOut Inc., a Delaware corporation (the "Company"), for value received, hereby certifies that Peter Andrew Alland, or his registered assigns (the "Registered Holder") is entitled, subject to the terms set forth below, to purchase from the Company, at any time or from time to time on or after the date of issuance and on or before May 27, 2009 at not later than 5:00 p.m. (Pacific Standard Time) unless earlier terminated pursuant to Section 1(f), an aggregate of 500,000 shares of Common Stock, $0.001 par value per share, of the Company (the "Common Stock"), at a purchase price of $0.001 per share (as it may be adjusted from time to time pursuant to the provisions of this Warrant, the "Purchase Price"); provided, however that if on May 15, 2005, the Company has not redeemed all outstanding Notes issued pursuant to the Purchase Agreement (as hereinafter defined), the number of shares of Common Stock issuable upon exercise hereof shall be an aggregate of 1,000,000. The shares purchasable upon exercise of this Warrant, as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Shares," and the number of Warrant Shares issuable upon exercise of this Warrant is referred to as the "Warrant Number."

      1. Exercise.

            (a) This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase form appended hereto as Exhibit I duly executed by the Registered Holder or by such Registered Holder's duly authorized attorney, at the principal office of the Company accompanied by payment in full, in lawful money of the United States, of the Purchase Price of the Warrant Shares to be purchased upon such exercise; provided, however, that this Warrant may not be exercised unless such exercise and the issuance of the Warrant Shares pursuant thereto shall comply with all applicable federal and state securities laws and the Registered Holder (i) certifies in writing that it is not a U.S. person (as defined in Rule 902 of Regulation S under the Securities Act of 1933, as amended) (the "Act") and that the Warrant is not being exercised on behalf of a U.S. Person, or (ii) provides a written opinion of counsel to the effect that their Warrant and the Warrant Shares have been registered under the Act or are exempt from registration thereunder.

            (b) Notwithstanding any provisions herein to the contrary, if the fair market value of one share of Common Stock is greater than the Purchase Price as of the effective date of exercise, as determined pursuant to Section 1(c) below (the "Exercise Date"), in lieu of exercising this Warrant for cash, the Registered Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the purchase form appended hereto as Exhibit I, duly executed by the Registered Holder or by such Registered Holder's duly authorized attorney, and notice of such election in which event the Company shall issue to the Registered Holder a number of shares of Common Stock computed using the following formula:

                  X = Y(A-B)
                      ------
                        A

                  Where   X = the number of shares of Common Stock to be issued
                              to the Registered Holder

                          Y = the number of shares of Common Stock purchasable
                              under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (as of the Exercise Date)

                          A = the Fair Market Value (as defined below) of one
                              share of Common Stock (as of the Exercise Date)

                          B = the Purchase Price (as adjusted to the Exercise
                              Date)

                  (i) For purposes of the above calculation, the "Fair Market Value" per share of Common Stock shall be determined as follows:

                        (A) If the Common Stock is listed on a national securities exchange, the Nasdaq Stock Market or another nationally recognized exchange or trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the average of the closing price per share of Common Stock on each of the previous ten (10) trading days.

                        (B) If the Common Stock is not listed on a national securities exchange, the Nasdaq Stock Market or another nationally recognized exchange or trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the amount reasonably determined by the Board of Directors in good faith, and certified in a board resolution, to represent the fair market value per share of the Common Stock; and, upon request of the Registered Holder, the Board of Directors (or a representative thereof) shall promptly notify the Registered Holder of the Fair Market Value per share of Common Stock, except in the event this Warrant is being exercised in connection with a merger, sale or other transaction in which consideration is payable to the holders of Common Stock, then the Fair Market Value per share of Common Stock shall be the per share value of such consideration payable to such holders, as reasonably determined in good faith by the Board of Directors.

            (c) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Sections 1(a) or 1(b) above. At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in Section 1(d) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

            (d) As soon as practicable after the exercise of this Warrant in full or in part, and in any event within ten (10) days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Registered Holder may direct:

                  (i) a certificate or certificates for the number of full Warrant Shares to which such Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 hereof; and

                  (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the sum of (a) the number of such shares purchased by the Registered Holder upon such exercise plus (b) the number of Warrant Shares (if any) covered by the portion of this Warrant cancelled in payment of the Purchase Price payable upon such exercise pursuant to Section 1(b) above.

Notwithstanding the foregoing, at such time as the Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, if requested by the Registered Holder, the Company shall use commercially reasonably efforts to cause its transfer agent to deliver the certificate representing Warrant Shares issued upon exercise of this Warrant to a broker or other person (as directed by the Registered Holder exercising this Warrant) within the time period required to settle any trade made by the Registered Holder after exercise of this Warrant

            (e) Exercise Prior to Expiration. To the extent this Warrant is not previously exercised as to all of the Warrant Shares subject hereto, and if the fair market value of one share of Common Stock is greater than the Purchase Price then in effect, this Warrant shall be deemed automatically exercised pursuant to Section 1(b) above (even if not surrendered) immediately before its expiration; provided, however that the Warrant Shares shall not be delivered to the Registered Holder unless the Registered Holder provides the certification or opinion required by Section 1(a) hereof. For purposes of such automatic exercise, the fair market value of one share of Common Stock upon such expiration shall be determined pursuant to Section 1(b). To the extent this Warrant or any portion thereof is deemed automatically exercised pursuant to this Section 1(e), the Company agrees to promptly notify the Registered Holder of the number of Warrant Shares, if any, the Registered Holder is to receive by reason of such automatic exercise.

            (f) Termination Upon Acquisition. Notwithstanding the foregoing, in the event of an Acquisition Transaction, the Company may cause this Warrant to expire and terminate at the consummation of the Acquisition Transaction (the "Acquisition Closing") provided that it will notify the Registered Holder of the proposed Acquisition Transaction at least 30 days prior to the Closing such that the Registered Holder will be given the opportunity to exercise this Warrant prior to or at the Acquisition Closing (and such exercise may be conditioned upon the occurrence of the Acquisition Closing). The term "Acquisition Transaction" means (a) the sale of all or substantially all of the assets of the Company to any person or entity that, prior to such sale, did not control, was not under common control with, or was not controlled by, the Company, or (b) a merger or consolidation or other reorganization in which the Company is not the surviving entity or becomes owned entirely by another entity, unless at least fifty percent (50%) of the outstanding voting securities of the surviving or parent entity, as the case may be, immediately following such transaction are beneficially held by such persons and entities in the same proportions as such persons and entities beneficially held the outstanding voting securities of the Company immediately prior to such transaction.

      2. Adjustment of Purchase Price and Number of Warrant Shares Issuable. The Warrant Number and the Purchase Price are subject to adjustment from time to time upon the occurrence of the events enumerated in, or as otherwise provided in, this Section 2.

            (a) Adjustment for Change in Capital Stock. If the Company:

                  (i) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

                  (ii) subdivides or reclassifies its outstanding shares of Common Stock into a greater number of shares of Common Stock;

                  (iii) combines or reclassifies its outstanding shares of Common Stock into a smaller number of shares of Common Stock; or

                  (iv) issues by reclassification of its Common Stock any shares of its capital stock;

then the Warrant Number and the Purchase Price in effect immediately prior to such action shall be proportionately adjusted so that the Registered Holder upon exercise thereafter may receive the aggregate number and kind of shares of capital stock of the Company which the Registered Holder would have owned immediately following such action if this Warrant had been exercised immediately prior to such action for the aggregate consideration payable immediately prior to such action.

      The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

            (b) Notice of Adjustment. Whenever the Warrant Number and/or the Purchase Price are adjusted, the Company shall provide the notices required by
Section 9 hereof.

            (c) Reorganizations. In case of any capital reorganization, other than in the cases referred to in subsection (a) of this Section 2, or the consolidation or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding shares of Common Stock into shares of other capital stock or other securities or property), or the sale of the property of the Company as an entirety or substantially as an entirety (collectively, such actions being hereinafter referred to as "Reorganizations"), there shall thereafter be deliverable upon exercise of this Warrant (in lieu of the number of shares of Common Stock theretofore deliverable) the number of shares of other capital stock or other securities or property to which the Registered Holder would have been entitled upon such Reorganization if this Warrant had been exercised in full immediately prior to such Reorganization. In the case of any Reorganization, appropriate adjustment, as reasonably determined in good faith by the Board of Directors of the Company, whose determination shall be described in a duly adopted resolution certified by the Company's Secretary or Assistant Secretary, shall be made in the application of the provisions herein set forth with respect to the rights and interests of the Registered Holder so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares of other capital stock or other securities or property thereafter deliverable upon exercise of this Warrant.

      Subject to Section 1(f), the Company shall not effect any such Reorganization unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such Reorganization or the corporation purchasing or leasing such assets or other appropriate corporation or entity shall expressly assume, by a supplemental Warrant Agreement or other acknowledgement executed and delivered to the Registered Holder, the obligation to deliver to the Registered Holder such shares of other capital stock or other securities or property as, in accordance with the foregoing provisions, the Registered Holder may be entitled to purchase, and all other obligations and liabilities under this Warrant.

            (d) Future Issuances of Capital Stock. In the event that the Company shall, at any time after the date hereof until the consummation of the sale of the Company's securities pursuant to an effective registration statement filed by the Company under the Securities Act in connection with a firm commitment underwritten offering of its securities to the general public ("Qualifying Public Offering"), issue any Additional Stock (as defined below) (in each case, a "Future Issuance") at a price per share less than $0.37 (the "Trigger Price") (as the same may be adjusted as provided below or as may be proportionately adjusted from time to time for any stock dividends, combinations, splits, recapitalizations and the like), the Warrant Number shall be adjusted in accordance with the following formula:

                AW = WarrantValue/((XxT)+Y/X+Z)

                     where:

                     AW             =    the adjusted Warrant Number.

                     WarrantValue   =    the Warrant Number multiplied by $.37
                                         per share

                     X              =    the number of Fully Diluted Shares
                                         outstanding immediately prior to the
                                         future issuance.

                     T              =    the Trigger Price.

                     Y              =    the consideration received by the
                                         Company as a result of the Future
                                         Issuance.

                     Z              =    the number of shares of Additional
                                         Stock.

            After each adjustment to the Warrant Number, the Trigger Price shall be adjusted in accordance with the following formula:

            AT = Tx((X+(Y/T)/X+Z))

                     where:

                     AT             =    the adjusted Trigger Price.

                     T              =    the Trigger Price prior to adjustment

                     X              =    the number of Fully Diluted Shares
                                         outstanding immediately prior to the
                                         future issuance.

                     Y              =    the consideration received by the
                                         Company as a result of the Future
                                         Issuance.

                     Z              =    the number of shares of Additional
                                         Stock.

                  (i) The adjustments under this Section 2(d) shall be made successively whenever any such Future Issuance is made and shall become effective immediately upon the closing of such Future Issuance.

                  (ii) "Additional Stock" shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to Section 2(d)(iii)(B)) after the date hereof other than:

                        (A) shares of Common Stock issued pursuant to a transaction described in Section 2(a) hereof;

                        (B) shares of Common Stock issued or deemed issued to employees, consultants, directors or vendors (if in transactions with primarily non-financing purposes) of the Company directly or pursuant to a stock option plan or restricted stock purchase plan approved by the Company's Board of Directors;

                        (C) shares of Common Stock issued or issuable in a Qualifying Public Offering;

                        (D) shares of Common Stock issued or issuable in connection with a bona fide business acquisition of or by the Corporation, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise;

                        (E) shares of Common Stock issued or issuable to persons or entities with which the Corporation has business relationships provided such issuances are for other than primarily equity financing purposes; or

                        (F) Shares of Common Stock issued or issuable (or deemed issued) upon conversion of the Company's Series B Preferred Stock.

                  (iii) For purposes of this Section 2 the term "Fully Diluted Shares" shall mean as of a specified date:

                        (A) shares of Common Stock outstanding as of a such date, and

                        (B) shares of Common Stock deemed issued pursuant to the following provisions upon the issuance (whether before, on or after the applicable specified date) of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities:

                              (1) The aggregate maximum number of shares of Common Stock deliverable upon exercise (to the extent then exercisable) of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in Sections 2(d)(iv)), if any, received by the Company upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights for the Common Stock covered thereby.

                              (2) The aggregate maximum number of shares of Common Stock deliverable upon conversion of, or in exchange (to the extent then convertible or exchangeable) for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the Company for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Company upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in Section 2(d)(iv)).

                              (3) In the event of any change in the number of shares of Common Stock deliverable or in the consideration payable to the Company upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the antidilution provisions thereof, the adjusted Warrant Number, to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of

      Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

                              (4) Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the adjusted Warrant Number, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities that remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.

                              (5) The number of shares of Common Stock deemed issued and the consideration deemed paid therefor pursuant to Sections 2(d)(iii)(B)(1) and 2(d)(iii)(B)(2) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either Section 2(d)(iii)(B)(3) or 2(d)(iii)(B)(4).

                  (iv) Consideration for Stock. In the event that the Company receives cash consideration for any Future Issuance, the consideration received therefor shall be deemed to be the amount received by the Company therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In the event the Company receives consideration other than cash for any Future Issuance, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as reasonably determined in good faith by the Board of Directors of the Company, irrespective of any accounting treatment and without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any rights, options, warrants or other securities convertible into or exchangeable or exercisable for Common Stock shall be issued in connection with the issue and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such rights, options, warrants or other securities convertible into or exchangeable or exercisable for Common Stock by the parties thereto, such rights, options, warrants or other securities convertible into or exchangeable or exercisable for Common Stock shall be deemed to have been issued for such consideration as reasonably determined in good faith by the Board of Directors of the Corporation.

            (e) Other Distributions. If the Company distributes to all holders of its Common Stock (A) shares of its capital stock other than Common Stock, (B) any evidences of indebtedness of the Company or any of its subsidiaries, (C) any assets of the Company or any of its subsidiaries (other than cash dividends paid out of the current profits of the Company), or (D) any rights, options or warrants to acquire any of the foregoing or to acquire any other securities of the Company, there shall thereafter be deliverable upon exercise of this Warrant (in addition to the shares of Common Stock theretofore deliverable) the number of shares of other capital stock, evidences of indebtedness, or other securities or property to which the Registered Holder would have been entitled if this Warrant had been exercised immediately prior to such distribution.

            (f) Miscellaneous. In the event that at any time, as a result of an adjustment made pursuant to this Section 2, the Registered Holder shall become entitled to purchase any securities of the Company other than, or in addition to, shares of Common Stock, thereafter the number or amount of such other securities so purchasable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in subsections (a) through (e) of this Section 2, inclusive, and the provisions of Sections 1, 3, and 5 with respect to the Warrant Shares or the Common Stock shall apply on like terms to any such other securities.

      3. Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the fair market value per share of Common Stock, as determined in accordance with the provisions of Section 1(b).

      4. Requirements for Transfer.

            (a) This Warrant and the Warrant Shares may not be sold or transferred unless (i) the sale or transfer is (1) in accordance with the provisions of Regulation S under the Act, (2) pursuant to registration under the Act, or (3) pursuant to an available exemption from registration; and (ii) if reasonably requested by the Company, the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer satisfies the requirements of this Section 4(a).

            (b) Notwithstanding the foregoing, no opinion of counsel shall be required before a sale or transfer is (i) made in accordance with Rule 144 under the Act and the Registered Holder provides evidence satisfactory to the Company that the requirements of Rule 144 are satisfied.

            (c) Each certificate representing Warrant Shares shall bear a legend substantially in the following form:

            "THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION UNDER THE SECURITIES ACT, AND EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A "U.S. PERSON" AND IS ACQUIRING THIS SECURITY IN AN "OFFSHORE TRANSACTION" PURSUANT TO REGULATION S (IN EACH CASE WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT); AND (2) AGREES THAT IT WILL NOT OFFER, RESELL OR OTHERWISE

            TRANSFER THIS SECURITY EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (B) TO THE COMPANY,
            (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S OR (D) PURSUANT TO RULE 144 OR (E) PURSUANT TO ANY OTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (IF AVAILABLE) SUBJECT IN EACH OF THE FOREGOING CASES TO ANY REQUIREMENTS OF LAW THAT THE DISPOSITION OF THE PROPERTY OF SUCH HOLDER BE AT ALL TIMES WITHIN SUCH HOLDER'S CONTROL AND TO COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS WARRANT IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN THE CASE OF ANY TRANSFER REFERRED TO IN CLAUSES 2(D) OR 2(E) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. IN ALL SITUATIONS THE HOLDER WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS WARRANT ON THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT EXCEPT AS PERMITTED BY THE SECURITIES ACT."

The foregoing legend shall be removed from the certificates representing any Warrant Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Act.

      5. Reservation of Stock. The Company covenants that it will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such number of shares of its Common Stock, and other capital stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant in full. The Company further covenants that such shares of capital stock or other securities as may be issued pursuant to such exercise will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

      6. Registration Rights.

            (a) The Company hereby grants registration rights to the Registered Holder for any Warrant Shares obtained upon exercise of this Warrant comparable to the registration rights granted to the investors in that certain Amended and Restated Investor Rights Agreement, as amended, dated as of February 27, 2002 (the "Rights Agreement") among the Company and the individuals and entities named therein, with the following exceptions and clarifications:

                  (i) The Registered Holder will not have the right to demand registration pursuant to Section 2.4 of the Rights Agreement (other than a registration on Form S-3 or any successor form), but can otherwise participate in any registration demanded by others.

                  (ii) The Registered Holder will be subject to the same provisions regarding indemnification as contained in the Rights Agreement.

                  (iii) The registration rights are freely assignable by the Registered Holder in connection with a permitted transfer of this Warrant or the Warrant Shares.

                  (iv) In the event that Preferred Holders (as defined in the Rights Agreement) waive their rights to registration pursuant to Section 2.5 of the Rights Agreement in connection with the Initial Public Offering (as defined in the Rights Agreement), the Registered Holder waives its right to registration pursuant to Section 2.5 of the Rights Agreement solely in connection with the Company's Initial Public Offering as defined in the Rights Agreement.

            (b) Upon amendment and restatement of the Rights Agreement to, inter alia, make the Registered Holder a party thereto, the Registered Holder shall execute such agreement in order to obtain the rights therein, and the rights granted above shall terminate. The rights granted pursuant to the Rights Agreement will be transferred to subsequent holders of this Warrant in accordance with the terms and conditions of the Rights Agreement.

            (c) Notwithstanding the foregoing, the Registered Holder's rights under Section 6(a) hereof shall be subordinate to the registration rights of the parties to the Rights Agreement.

      7. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

      8. Transfers, etc.

            (a) The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant. Any Registered Holder may change its address as shown on the warrant register by written notice to the Company requesting such change.

            (b) Subject to the provisions of Section 4 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit II hereto) and a transferee letter of representations (in form satisfactory to the Company) at the principal office of the Company. The Company shall refuse to register any transfers of this Warrant or the Warrant Shares not made in accordance with the provisions of Regulation S under the Act, pursuant to registration under the Act, or pursuant to an available exemption from registration.

            (c) Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes.

      9. Notices to Registered Holder. Upon any adjustment pursuant to Section 2 hereof, the Company shall promptly thereafter (i) cause to be filed with the Company a certificate of an officer of the Company setting forth the Warrant Number after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based, and (ii) cause to be given to the Registered Holder written notice of such adjustments in accordance with the provisions of Section 10 hereof.

      10. Mailing of Notices, etc. All notices and other communications provided for or permitted hereunder shall be made by hand-delivery, first class mail, facsimile transmission, or overnight air courier guaranteeing next day delivery,
(i) if from the Company to the Registered Holder of this Warrant, to the address furnished to the Company in writing by the last Registered Holder of this Warrant who shall have furnished an address to the Company in writing, and (ii) if from the Registered Holder of this Warrant or in connection herewith to the Company, to the Company at the address of its principal office as set forth below.

      All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged, if a facsimile is transmitted; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery. The parties may change the addresses to which notices are to be given by giving five days' prior notice of such change in accordance herewith.

      11. No Rights as Stockholder. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

      12. Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

      13. Governing Law. This Warrant shall be construed and enforced in accordance with the laws of the State of California.

      IN WITNESS WHEREOF, PLANETOUT INC. has caused this Warrant to be executed by its officers thereunto duly authorized.

                                   PLANETOUT INC.

                                   By: /s/ Jeffrey T. Soukup
                                       -----------------------------------------

                                   Title: Chief Financial Officer & Secretary

                                   Address: 300 California Street, Suite 200
                                            San Francisco, CA 94104

                                    EXHIBIT I

                                  PURCHASE FORM

To: PlanetOut Inc.                                     Dated:___________________

      The undersigned, pursuant to the provisions set forth in the attached Warrant No. ____, hereby irrevocably elects to purchase shares of the Common Stock covered by such Warrant. The undersigned herewith makes payment of $_____________________, representing the full purchase price for such shares at the price per share provided for in such Warrant. Such payment takes the form of (check applicable box or boxes):

      [ ]   $____________ in lawful money of the United States, and/or

      [ ] the cancellation of such portion of the attached Warrant as is exercisable for a total of _________ Warrant Shares (using a Fair Market Value of $_________ per share for purposes of this calculation).

      The undersigned hereby certifies that it is not a U.S. person (as defined under Regulation S under the Securities Act of 1933, as amended) (the "Act") and the Warrant is not being exercised on behalf of a U.S. person. [Note: If the foregoing certification does not apply, this paragraph should be crossed out and an opinion of counsel should be provided with this Purchase Form to the effect that the Warrant and the Warrant Shares have been registered under the Act or are exempt from registration thereunder.]

      Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                                             ___________________________________
                                             Name

      Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:

                                             ___________________________________
                                             Name

Date:____________________________            Signature:_________________________

                                   Address:_____________________________________

                                           _____________________________________

                                   EXHIBIT II

                                 ASSIGNMENT FORM

      FOR VALUE RECEIVED, __________________________________________________
hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant No. ___ with respect to the number of shares of Common Stock covered thereby set forth below, unto:

Name of Assignee              Address                     No. of Shares

Dated:________________________              Signature: _________________________

Dated:________________________              Witness: ___________________________